                                                                [Execution Copy]







                               PURCHASE AGREEMENT

                            Dated as of June 28, 1996

                                     between

                          AMERUS LIFE INSURANCE COMPANY

                                       and

                                   AMERUS BANK

                                TABLE OF CONTENTS

     SECTION                                                              PAGE
     -------                                                              ----
                                    ARTICLE I

                                 DEFINITIONS . . . . . . . . . . . . . . .   1

    SECTION 1.01.  Certain Defined Terms. . . . . . . . . . . . . . . . . .   1
    SECTION 1.02.  Other Rules of Construction. . . . . . . . . . . . . . .   3

                                   ARTICLE II

                               PURCHASE AND SALE. . . . . . . . . . . . . .   3

    SECTION 2.01.  Purchase and Sale of the Note and
                     Certificate. . . . . . . . . . . . . . . . . . . . . .   3
    SECTION 2.02.  Price. . . . . . . . . . . . . . . . . . . . . . . . . .   3

                                   ARTICLE III

                                    CLOSING . . . . . . . . . . . . . . . .   4

    SECTION 3.01.  Closing. . . . . . . . . . . . . . . . . . . . . . . . .   4
    SECTION 3.02.  Transactions to be Effected at the
                     Closing. . . . . . . . . . . . . . . . . . . . . . . .   4

                                   ARTICLE IV

                            CONDITIONS PRECEDENT TO
                          OBLIGATION OF THE PURCHASER . . . . . . . . . . .   4

    SECTION 4.01.  Performance by the Seller. . . . . . . . . . . . . . . .   4
    SECTION 4.02.  Representations and Warranties . . . . . . . . . . . . .   4
    SECTION 4.03.  Officer's Certificate. . . . . . . . . . . . . . . . . .   4
    SECTION 4.04.  Financing Statements . . . . . . . . . . . . . . . . . .   5
    SECTION 4.05.  Ratings. . . . . . . . . . . . . . . . . . . . . . . . .   5
    SECTION 4.06.  No Actions or Proceedings. . . . . . . . . . . . . . . .   5
    SECTION 4.07.  Approvals and Consents . . . . . . . . . . . . . . . . .   5
    SECTION 4.08.  Other Documents. . . . . . . . . . . . . . . . . . . . .   5

                                    ARTICLE V

                            CONDITIONS PRECEDENT TO
                           OBLIGATION OF THE SELLER . . . . . . . . . . . .   5

    SECTION 5.01.  Performance by the Purchaser . . . . . . . . . . . . . .   6
    SECTION 5.02.  Representations and Warranties . . . . . . . . . . . . .   6
    SECTION 5.03.  Officer's Certificate. . . . . . . . . . . . . . . . . .   6
    SECTION 5.04.  No Actions or Proceedings. . . . . . . . . . . . . . . .   6
    SECTION 5.05.  Approvals and Consents . . . . . . . . . . . . . . . . .   6



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     SECTION                                                              PAGE
     -------                                                              ----

    SECTION 5.06.  Other Documents. . . . . . . . . . . . . . . . . . . . .   6

                                   ARTICLE VI

                 REPRESENTATIONS AND WARRANTIES OF THE SELLER . . . . . . .   6

    SECTION 6.01.  Organization . . . . . . . . . . . . . . . . . . . . . .   6
    SECTION 6.02.  Authority. . . . . . . . . . . . . . . . . . . . . . . .   7
    SECTION 6.03.  The Note and Certificate . . . . . . . . . . . . . . . .   7
    SECTION 6.04.  Litigation . . . . . . . . . . . . . . . . . . . . . . .   8

                                   ARTICLE VII

                        REPRESENTATIONS AND WARRANTIES
                               OF THE PURCHASER . . . . . . . . . . . . . .   8

    SECTION 7.01.  Organization . . . . . . . . . . . . . . . . . . . . . .   8
    SECTION 7.02.  Authority. . . . . . . . . . . . . . . . . . . . . . . .   8
    SECTION 7.03.  Non-Transferability of Certificate;
                     Securities Act Matters . . . . . . . . . . . . . . . .   9
    SECTION 7.04.  Investment Company Act . . . . . . . . . . . . . . . . .   9
    SECTION 7.05.  Representations and Warranties Relating
                     to Issuance of Securities. . . . . . . . . . . . . . .   9

                                  ARTICLE VIII

                               MUTUAL COVENANTS . . . . . . . . . . . . . .  11

    SECTION 8.01.  Legal Conditions to Closing. . . . . . . . . . . . . . .  11
    SECTION 8.02.  Mutual Obligations . . . . . . . . . . . . . . . . . . .  12

                                   ARTICLE IX

                                 MISCELLANEOUS. . . . . . . . . . . . . . .  12

    SECTION 9.01.  Amendments, etc. . . . . . . . . . . . . . . . . . . . .  12
    SECTION 9.02.  Notices, etc . . . . . . . . . . . . . . . . . . . . . .  12
    SECTION 9.03.  No Waiver; Remedies. . . . . . . . . . . . . . . . . . .  13
    SECTION 9.04.  Binding Effect; Assignability. . . . . . . . . . . . . .  13
    SECTION 9.05.  Governing Law. . . . . . . . . . . . . . . . . . . . . .  13
    SECTION 9.06.  Execution in Counterparts. . . . . . . . . . . . . . . .  13




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                    PURCHASE AGREEMENT dated as of June 28, 1996, between
          AmerUS Life Insurance Company, an Iowa mutual life insurance company (the "Purchaser"), and AmerUs Bank, a federal savings bank ("AmerUs Bank").


                                    RECITALS

          The Seller (as defined below) (a) has sold and assigned its interest in certain home equity mortgage loans owned by the Seller (the "Mortgage Loans") and certain other assets to the AB/HEL Trust 1996-1 (the "Trust") and (b) proposes to sell to the Purchaser the AB/HEL Trust 1996-1 Asset Backed Class A Note (the "Note") and the AB/HEL Trust 1996-1 Class R Certificate (the "Certificate"), on the terms and subject to the conditions set forth herein.

          The Mortgage Loans and other assets have been or will be conveyed by the Seller to the Trust pursuant to a Pooling and Servicing Agreement dated as of June 28, 1996 (the "Pooling and Servicing Agreement"), between AmerUs Bank, as seller and servicer, and Boatmen's Trust Company, as trustee (the "Trustee"), and pursuant to a Transfer Agreement dated as of June 28, 1996 between AmerUs Bank and the Trustee. The Note and Certificate will be issued by the Trust pursuant to the Pooling and Servicing Agreement.

          In consideration of the representations, warranties and agreements herein contained, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. CERTAIN DEFINED TERMS. Capitalized terms used in this Agreement without definition shall have the meaning set forth in the Pooling and Servicing Agreement. In addition, as used in this Agreement, the following terms shall have the following meanings:

          "ACT" shall mean the Securities Act of 1933, as amended.

          "AGREEMENT" shall mean this agreement and any supplements, amendments, exhibits and schedules hereto.

          "CERTIFICATE" shall have the meaning set forth in the recitals hereto.

          "CERTIFICATE PURCHASE PRICE" shall have the meaning set forth in
Section 2.02.

          "CLOSING" shall have the meaning set forth in Section 3.01.

          "CLOSING DATE" shall have the meaning set forth in Section 3.01.

          "GOVERNMENTAL ACTIONS" shall mean any and all consents, approvals, permits, orders, authorizations, waivers, exceptions, variances, exemptions or licenses of, or registrations, declarations or filings with, any Governmental Authority required under any Governmental Rules.

          "GOVERNMENTAL AUTHORITY" shall mean any governmental department, commission, board, bureau, agency, court or other instrumentality of any nation, state, province, territory, commonwealth, municipality or other political subdivision thereof having jurisdiction over the Person in question.

          "GOVERNMENTAL RULES" shall mean any and all laws, statutes, codes, rules, regulations, ordinances, orders, writs, decrees and injunctions of any Governmental authority and any and all legally binding conditions, standards, prohibitions, requirements and judgments of any Governmental Authority.

          "MORTGAGE LOANS" shall have the meaning set forth in the recitals hereto.

          "NOTE" shall have the meaning set forth in the recitals hereto.

          "NOTE PURCHASE PRICE" shall have the meaning set forth in Section
2.02.

          "PERSON" shall mean any legal person, including any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

          "POOLING AND SERVICING AGREEMENT" shall have the meaning set forth in the recitals hereto.

          "S&P" shall have the meaning set forth in Section 4.05.

          "SELLER" shall mean AmerUs Bank, a federal savings bank.

          "TRUST" shall have the meaning set forth in the recitals hereto.



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          "TRUSTEE" shall have the meaning set forth in the recitals hereto.

          SECTION 1.02. OTHER RULES OF CONSTRUCTION. References in this Agreement to sections, exhibits and schedules are to sections of and exhibits and schedules to this Agreement unless otherwise indicated. The words "hereof", "herein", "hereunder" and comparable terms refer to the entirety of this Agreement and not to any particular article, section or other subdivision hereof or attachment hereto. Words in the singular include the plural and in the plural include the singular. The word "or" is not exclusive. The word "including" shall be deemed to mean "including, without limitation". The section and article headings and table of contents contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Except as otherwise specified herein, all references herein (a) to any Person shall be deemed to include such Person's successors and assigns and (b) to any Governmental Rule or contract specifically defined or referred to herein shall be deemed references to such Governmental Rule or contract as the same may be supplemented, amended, waived, consolidated, replaced or modified from time to time, but only to the extent permitted by, and effected in accordance with, the terms thereof.

                                   ARTICLE II

                                PURCHASE AND SALE

          SECTION 2.01. PURCHASE AND SALE OF THE NOTE AND CERTIFICATE. On the terms and subject to the conditions set forth in this Agreement, and in reliance on the covenants, representations, warranties and agreements herein set forth, the Seller agrees to sell, transfer and deliver to the Purchaser, and the Purchaser agrees to purchase, at the Closing, the Note and the Certificate.

          SECTION 2.02. PRICE. The Note is to be purchased at a purchase price of $43,715,844.92 (the "Note Purchase Price"). The Class R Certificate is to be purchased at a purchase price of $3,039,069.43 (the "Certificate Purchase Price").

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                                   ARTICLE III

                                     CLOSING

          SECTION 3.01. CLOSING. The Closing of the purchase and sale of the Note and Certificate (the "Closing") shall take place at the offices of AmerUS Life Insurance Company, 418 Sixth Avenue, Des Moines, Iowa 50309 on June 28, 1996 at 9:00 a.m., or as soon as practicable after the conditions hereof have been satisfied or waived, or at such other time, date and place as the parties shall agree upon (the date of the Closing being referred to herein as the "Closing Date").

          SECTION 3.02. TRANSACTIONS TO BE EFFECTED AT THE CLOSING. At the Closing, (a) the Purchaser will deliver to the Seller funds in an amount equal to the aggregate of the Note Purchase Price and the Certificate Purchase Price and (b) the Seller shall deliver to the Purchaser the Note and Certificate.

                                   ARTICLE IV

                             CONDITIONS PRECEDENT TO
                           OBLIGATION OF THE PURCHASER

          The obligation of the Purchaser to purchase and pay for the Note and Certificate on the Closing Date is subject to the satisfaction at the time of the Closing of the following conditions (any or all of which may be waived by the Purchaser in the Purchaser's sole discretion):

          SECTION 4.01. PERFORMANCE BY THE SELLER. All the terms, covenants, agreements and conditions of this Agreement and the Pooling and Servicing Agreement to be complied with and performed by the Seller by the Closing shall have been complied with and performed in all material respects.

          SECTION 4.02. REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Seller made in this Agreement and the Pooling and Servicing Agreement shall be true and correct in all material respects as of the time of the Closing.

          SECTION 4.03. OFFICER'S CERTIFICATE. The Purchaser shall have received from the Seller, in form and substance reasonably satisfactory to the Purchaser, an Officer's Certificate, dated the Closing Date, certifying as to the satisfaction of the conditions set forth in Sections 4.01 and 4.02 hereof.

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          SECTION 4.04.  FINANCING STATEMENTS.  The Purchaser shall have received evidence reasonably satisfactory to it that, on or before the Closing Date, UCC-1 financing statements have been filed in the offices of the Secretary of State of the applicable states and in the appropriate office or offices in such locations as may be specified by the Purchaser reflecting the sale and assignment by the Seller of the Mortgage Loans and the proceeds thereof to the Trust and the interest of the Trust in the Mortgage Loans and the proceeds thereof.

          SECTION 4.05. RATINGS. (a) The Note shall have been rated at least "A" by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies ("S&P"), and S&P shall not have placed the Note under review with possible negative implications.

          (b) The Purchaser shall have received from S&P a letter to the effect that the issuance of the Note and Certificate and the consummation of the transactions contemplated by this Agreement and by the Pooling and Servicing Agreement will not result in any downgrading in the rating of the debt securities of the Purchaser.

          SECTION 4.06. NO ACTIONS OR PROCEEDINGS. No action, suit, proceedings or investigation by or before any Governmental Authority shall have been instituted to restrain or prohibit the consummation by the Seller or the Purchaser of, or to invalidate, the transactions contemplated by this Agreement or the Pooling and Servicing Agreement in any material respect.

          SECTION 4.07. APPROVALS AND CONSENTS. All Governmental Actions of Governmental Authorities required by the Purchaser or the Seller with respect to the transactions contemplated by this Agreement have been obtained or made.

          SECTION 4.08. OTHER DOCUMENTS. The Seller shall have furnished to the Purchaser such other information, certificates and documents as the Purchaser or its counsel may reasonably request.

                                    ARTICLE V

                             CONDITIONS PRECEDENT TO
                            OBLIGATION OF THE SELLER

          The obligation of the Seller to sell the Note and Certificate to the Purchaser on the Closing Date is subject to the satisfaction at the time of the Closing of the following

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conditions (any or all of which may be waived by the Seller in the Seller's sole discretion):

          SECTION 5.01. PERFORMANCE BY THE PURCHASER. All the terms, covenants, agreements and conditions of this Agreement to be complied with and performed by the Purchaser by the Closing shall have been complied with and performed in all material respects.

          SECTION 5.02. REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Purchaser made in this Agreement shall be true and correct in all material respects as of the time of the Closing.

          SECTION 5.03. OFFICER'S CERTIFICATE. The Seller shall have received from the Purchaser, in form and substance reasonably satisfactory to the Seller, a certificate signed by an officer of the Purchaser, dated the Closing Date, certifying as to the satisfaction of the conditions set forth in Sections 5.01 and 5.02 hereof.

          SECTION 5.04. NO ACTIONS OR PROCEEDINGS. No action, suit, proceeding or investigation by or before any Governmental Authority shall have been instituted to restrain or prohibit the consummation by the Seller or the Purchaser of, or to invalidate, the transactions contemplated by this Agreement or the Pooling and Servicing Agreement in any material respect.

          SECTION 5.05. APPROVALS AND CONSENTS. All Governmental Actions of Governmental Authorities required by the Purchaser or the Seller with respect to the transactions contemplated by this Agreement shall have been obtained or made.

          SECTION 5.06. OTHER DOCUMENTS. The Purchaser shall have furnished to the Seller such other information, certificates and documents as the Seller or its counsel may reasonably request.

                                   ARTICLE VI

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

          The Seller hereby represents and warrants to the Purchaser as of the Closing Date as follows:

          SECTION 6.01. ORGANIZATION. The Seller has been duly organized and is validly existing as a federal savings bank in good standing under the laws of the United States and is duly qualified to do business and in good standing under the laws of

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each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, and has full corporate power and authority to own its properties and conduct its business as currently conducted.

          SECTION 6.02. AUTHORITY. The Seller has all requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Pooling and Servicing Agreement and the Note and Certificate, to execute the Note and Certificate and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Seller of this Agreement, the Pooling and Servicing Agreement, and the consummation by the Seller of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of the Seller. Each of this Agreement and the Pooling and Servicing Agreement has been duly and validly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. Neither the execution or delivery by the Seller of this Agreement or the Pooling and Servicing Agreement, nor the issuance or delivery of the Note or Certificate, nor the consummation by the Seller of any of the transactions contemplated by this Agreement or the Pooling and Servicing Agreement, nor the fulfillment by the Seller of the terms of the Note or Certificate, this Agreement or the Pooling and Servicing Agreement will conflict with, or violate, result in a material breach of or constitute a material default (with or without notice or lapse of time, or both) under
(a) any term or provision of the Articles of Organization or by-laws of the Seller or any Governmental Rule applicable to the Seller or the Trust or (b) any term or provision of any indenture or other agreement or instrument to which the Seller is a party or by which it or any material portion of its properties are bound. No Governmental Action is required by or with respect to the Seller in connection with the execution and delivery of this Agreement or the Pooling and Servicing Agreement by the Seller or the consummation by the Seller of the transactions contemplated hereby or thereby, other than the filing of the UCC-1 financing statements contemplated in Section 4.04 hereof, all of which have been duly filed.

          SECTION 6.03. THE NOTE AND CERTIFICATE. The Note and Certificate have been duly and validly authorized, and, when executed and authenticated by the Trustee in accordance with the terms of the Pooling and Servicing Agreement and delivered to and paid for by the Purchaser in accordance with this Agreement, will be duly and validly issued and outstanding, and will be entitled to the benefits of the Pooling and Servicing Agreement.

          SECTION 6.04. LITIGATION. There is no pending or, to the best knowledge of the Seller, threatened action, suit or proceeding by or against the Seller before any Governmental Authority or any arbitrator with respect to the Trust, the Note, the Certificate, this Agreement, the Pooling and Servicing Agreement, or any of the transactions contemplated herein or therein, or with respect to the Seller which, in the case of any such action, suit or proceeding with respect to the Seller, if adversely determined, would, in the reasonable judgment of the Seller's management, have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Pooling and Servicing Agreement.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES
                                OF THE PURCHASER

          The Purchaser hereby represents and warrants to the Seller as of the date of this Agreement and as of the Closing Date as follows:

          SECTION 7.01. ORGANIZATION. The Purchaser has been duly incorporated and is validly existing as an Iowa mutual life insurance company in good standing under the laws of Iowa.

          SECTION 7.02. AUTHORITY. The Purchaser has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Purchaser. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. Neither the execution or delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of any of the transactions contemplated hereby, nor the fulfillment by the Purchaser of the terms hereof, will conflict with, or violate, result in a material breach of or constitute a material default (with or without notice or lapse of time, or both) under (a) any term or provision of the Articles of Incorporation or By-laws of the Purchaser or any Governmental rule applicable to the Purchaser or (b) any term or provision of any indenture or other agreement or instrument (including the Liquidity Agreement), to which the Purchaser is a party or by which the Purchaser or any material portion of its properties are bound. No Governmental Action is required by or with respect to the Purchaser in connection with the execution and delivery of this Agreement by the Purchaser or the consummation by the Purchaser of the transactions contemplated hereby.

          SECTION 7.03. NON-TRANSFERABILITY OF CERTIFICATE; SECURITIES ACT MATTERS. The Purchaser acknowledges that the Certificate by its terms is non-transferable and the Purchaser affirms that it will not sell or offer to sell or otherwise dispose of the Certificate (or any interest therein). In addition, the Purchaser will not offer to sell or otherwise dispose of the Note or Certificate so acquired by it (or any interest therein) in violation of any of the registration requirements of the Act or any applicable state or other securities laws. The Purchaser acknowledges that it has no right to require the Seller to register under the Act or any other securities law the Note or Certificate to be acquired by the Purchaser pursuant to this Agreement.

          SECTION 7.04. INVESTMENT COMPANY ACT. The Purchaser is not subject to registration as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          SECTION 7.05. REPRESENTATIONS AND WARRANTIES RELATING TO ISSUANCE OF SECURITIES. The Note and Certificate have been offered and will be issued without registration under the Act in reliance upon exemptions from registration under the Act, including the safe harbor provided by Regulation D promulgated under Section 4(2) of the Act. The Purchaser hereby represents and warrants, as of the date of this Agreement and as of the Closing Date, as follows:

          (a) The Purchaser will acquire the Note and Certificate for its own account, for investment purposes only and not with a view to the resale or other distribution thereof, in whole or in part. The Purchaser has no reason to anticipate any change in the Purchaser's circumstances, financial or otherwise, which would cause or require any sale or distribution of the Note or Certificate.

          (b)  The Purchaser acknowledges, agrees and is aware that:

               (i) an investment in the Note or Certificate involves a high degree of risk, and the Purchaser may lose the entire amount of the Purchaser's investment;

               (ii) no United States federal or state or any foreign agency has passed upon the accuracy, validity or completeness of this Agreement or the Pooling and Servicing Agreement or made any finding or determination as to the fairness of an investment in the Note or Certificate;

               (iii) the Note and Certificate are each illiquid, and the Purchaser must bear the economic risk of investment in them;

               (iv) the Note contains substantial restrictions on transferability; the Certificate is non-transferable by its terms;

               (v) there is no existing public or other market for the Note, and it is not expected that any such market will develop; there can be no assurance that the Purchaser will be able to sell or dispose of the Note; and

               (vi) the Note and Certificate have not been registered under the Act or under the securities laws of any other jurisdiction, and no issuer thereof is under any obligation to, and currently does not intend to, register or qualify the Note or Certificate for resale by the Purchaser or assist the Purchaser in complying with any exemption under the Act or the securities laws of any such jurisdiction or any other jurisdiction; an offer or sale of the Note by the Purchaser in the absence of registration under the Act will require the availability of an exemption thereunder, as well as compliance with the terms of the Note; a restrictive legend is placed on the Note; and a notation shall be made in the Register maintained by the Trustee indicating that the
     Note is subject to restrictions on transfer and that the Certificate is non-transferable.

          (c) The Purchaser is an Accredited Investor as defined in Regulation D promulgated under the Act.

          (d)  The Purchaser acknowledges that it:

               (i) has been furnished with information relating to the Note and Certificate and the Purchaser has carefully read such information and understands and has evaluated the risks of purchasing the Note and Certificate;

               (ii) has been given the opportunity to ask questions of, and receive answers from AmerUs Bank and its officers, employees, consultants and sponsors concerning the terms and conditions of the Note and Certificate and other matters pertaining to an investment in the Note and Certificate; has been given the opportunity to obtain such additional information necessary to evaluate the merits and risks of holding the Note and Certificate to the extent such entities possess such information, and has received all documents and information that it has requested relating to an investment in the Note and Certificate;

               (iii) has not relied upon any representations or other information (whether oral or written) from AmerUs Bank or their respective directors, officers or affiliates, or from any other persons;

               (iv) is familiar with the nature of and risks attendant to investments in the Note and Certificate and securities in general and has carefully considered and has, to the extent the Purchaser believes such discussion necessary, discussed with the Purchaser's professional legal, financial and tax advisers, the suitability of an investment in the Note and Certificate for its particular financial and tax situation and has determined that such Note and Certificate is a suitable investment for it; and

               (v) has made and is solely responsible for making, its own independent evaluation of the economic, credit and other risks involved in its investment in the Note and Certificate and its own independent decision to make such investment.


                                  ARTICLE VIII

                                MUTUAL COVENANTS

          SECTION 8.01. LEGAL CONDITIONS TO CLOSING. Each of the Purchaser and the Seller will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on it with respect to the Closing (including satisfaction of the conditions contained in Article IV or V, as applicable), and will promptly cooperate with and furnish information to one another in connection with any such legal requirements. Each of the Purchaser and the Seller will take all reasonable action necessary to obtain (and will cooperate with one another in obtaining) any consent, authorization, permit, license, franchise, order or approval of, or any exemption by any Governmental Authority or any other Person, required to be obtained or made by it in connection with any of the transactions contemplated by this Agreement.

          SECTION 8.02. MUTUAL OBLIGATIONS. On and after the Closing, each of the Purchaser and the Seller will do, execute and perform all such other acts, deeds and documents as the other party may from time to time reasonably require in order to carry out the intent of this Agreement.

                                   ARTICLE IX

                                  MISCELLANEOUS

          SECTION 9.01. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Seller herefrom, shall in any event be effective unless the same shall be in writing and signed by the Seller and the holders of the Note and Certificate, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 9.02. NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecopies, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, as to each party hereto, at its address set forth below or at such other address as shall be designated by such party in a written notice to the other party hereto. All such notices and communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answer back or delivered to the cable company, respectively.

          If to the Purchaser:

          AmerUS Life Insurance Company
          418 Sixth Avenue
          Des Moines, Iowa  50309
          Attention:  Thomas C. Godlasky
          Telecopier No. (515) 283-3286

          If to the Seller:

          AmerUs Bank
          418 Sixth Avienue
          Des Moines, Iowa  50309
          Attention:  D. Richard Ten Braak
          Telecopier No. (515) 283-3370

          SECTION 9.03. NO WAIVER; REMEDIES. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 9.04. BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the Seller and the Purchaser and their respective successors and assigns (including any subsequent holder of the Class A Note); PROVIDED, HOWEVER, that the Seller shall not have the right to assign its rights hereunder or any interest herein (by operation of law or otherwise) without the prior written consent of the Purchaser except in connection with a transaction permitted under the Pooling and Servicing Agreement.

          SECTION 9.05. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF IOWA.

          SECTION 9.06. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   AMERUS LIFE INSURANCE COMPANY




                                   By:  /s/ Thomas C. Godlasky
                                      ------------------------------
                                      Name:  Thomas C. Godlasky
                                      Title: Chief Investment
                                             Officer, Executive
                                             Vice President


                                   AMERUS BANK




                                   By:  /s/ D. Richard Ten Braak
                                      ------------------------------
                                      Name:  D. Richard Ten Braak
                                      Title: Senior Vice President




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